EXHIBIT 10.19

Execution Version

SUBORDINATION AGREEMENT

(Respecting Leonite Note)

This Subordination Agreement (this “Agreement”) is made as of April 5, 2019, by the Leonite Capital, LLC, a Delaware limited liability company (the “Subordinated Creditor”), in favor of Small Business Community Capital II, L.P., a Delaware limited partnership (the “Senior Lender”). Capitalized terms used, but not otherwise defined, in this Agreement have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

RECITALS:

A. 1847 Goedeker Inc., a Delaware corporation (the “Borrower”), and 1847 Goedeker Holdco Inc. (“Holdco” and together with the Borrower, the “Loan Parties”) are now, or may hereafter be, indebted to Senior Lender as a result of extensions of credit under that certain Loan and Security Agreement, dated as of the date hereof, among the Loan Parties and the Senior Lender (as such agreement may be amended, modified, supplemented, replaced or refinanced from time to time, the “Loan Agreement”).

B. Borrower is indebted to Subordinated Creditor under the Leonite Note, a copy of which is attached hereto as Exhibit A (the “Subordinated Note”).

C. To induce Senior Lender to enter into the Loan Agreement, and to extend financial accommodations to the Loan Parties, the Subordinated Creditor is willing to enter into this Agreement.

AGREEMENTS:

IN CONSIDERATION of the foregoing premises, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor agrees as follows:

1. Subordination of Payment and Liens.

(a) The payment of all amounts owed under the Subordinated Note (the “Subordinated Indebtedness”) are hereby subordinated to the payment in full of all indebtedness owed to the Senior Lender under the Loan Agreement and all other loan documents, whether now existing or hereafter incurred or created (the “Senior Indebtedness”). No payments or other distributions whatsoever in respect of any Subordinated Indebtedness shall be made by the Loan Parties and no property or assets of the Loan Parties shall be applied to the purchase, redemption or other acquisition or retirement of any Subordinated Indebtedness, until the Senior Indebtedness shall have been indefeasibly paid in full and all commitments of the Senior Lender to make loans and other credit accommodations to the Loan Parties have been terminated. Notwithstanding the foregoing, so long as no “Default” or “Event of Default” (each as defined in the Loan Agreement or any other loan document evidencing Senior Indebtedness) has occurred (or would result on a pro forma basis after giving effect to the then due payment on the Subordinated Note) and such payments were reflected in the business plan most recently delivered to the Senior Lender by the Borrower, Borrower may pay and the Subordinated Creditor may receive regularly scheduled monthly payments of interest (but not accelerated payments) when and as due under the Subordinated Note as in effect on the date hereof.

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Execution Version

(b) The Liens of the Subordinated Creditor on the Collateral, including all Liens of the Subordinated Creditor on any Equity Interest of any Loan Party, are hereby subordinated to the Liens of the Senior Lender arising under the Loan Documents or otherwise arising in connection with the Senior Indebtedness regardless of the respective dates of attachment or perfection of the Lien of the Subordinated Creditor and the Lien of the Senior Lender.

2. No Right of Action. The Subordinated Creditor will not demand payment of or otherwise accelerate the Subordinated Indebtedness or commence any action or proceeding against the Loan Parties to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Senior Lender shall so join) in bringing any proceeding against the Loan Parties under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government, unless and until the Senior Indebtedness has been indefeasibly paid in full and all commitments of the Senior Lender to make loans and other credit accommodations to the Loan Parties have been terminated. The Subordinated Creditor will not obtain or otherwise acquire or accept any lien in any property or assets of the Loan Parties unless it is subordinated to the prior lien of the Senior Lender. The Subordinated Creditor will not commence any action or proceeding with respect to any property or assets of the Loan Parties, will not take possession of, sell, or dispose of any property or assets of the Loan Parties, and will not exercise or enforce any right or remedy available to the Subordinated Creditor with respect to any property or assets of the Loan Parties, unless and until the Senior Indebtedness has been paid in full and all commitments of the Senior Lender to make loans and other credit accommodations to the Loan Parties have been terminated.

3. Subordinated Indebtedness Owed Only to Subordinated Creditor. The Subordinated Creditor warrants and represents that the Subordinated Creditor has not previously assigned any interest in the Subordinated Indebtedness, that no other entity or person owns an interest in the Subordinated Indebtedness (whether as joint holders of the Subordinated Indebtedness, participants or otherwise), and that all of the Subordinated Indebtedness is owing only to the Subordinated Creditor. The Subordinated Creditor further covenants that all of the Subordinated Indebtedness shall continue to be owing only to the Subordinated Creditor unless it is assigned to an entity or a person who agrees with the Senior Lender to be bound by the subordination provisions set forth herein.

4. Receipt of Prohibited Payments. If the Subordinated Creditor receives any payment in respect of the Subordinated Indebtedness that the Subordinated Creditor is not entitled to receive under the provisions of this Agreement, the Subordinated Creditor will hold the amount so received in trust for the Senior Lender and will forthwith turn over such payment to the Senior Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to then‑existing Senior Indebtedness (whether or not due), in such manner of application as the Senior Lender may deem appropriate. If the Subordinated Creditor exercises any right of setoff or takes any other action which the Subordinated Creditor is not permitted to exercise or take under the provisions of this Agreement, the Subordinated Creditor will promptly pay over to the Senior Lender, in immediately available funds, an amount equal to the amount of the claims or obligations so offset or an amount equal to any amount recovered from any such action, as applicable. If the Subordinated Creditor fails to make any endorsement required under this Agreement, the Senior Lender is hereby irrevocably appointed as the attorney‑in‑fact (which appointment is coupled with an interest) for the Subordinated Creditor to make such endorsement in the Subordinated Creditor’s name. The turnover of any prohibited payments by the Subordinated Creditor to the Senior Lender pursuant to this Section 4 shall not limit or restrict any other claims, actions, rights or remedies which the Senior Lender may have against the Subordinated Creditor as a result of the Subordinated Creditor’s exercising any right or taking any action which is not permitted under the terms of this Agreement.

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Execution Version

5. Continuing Nature of Subordination. This Agreement shall be effective and may not be terminated or otherwise revoked by the Subordinated Creditor until all of the Senior Indebtedness shall have been fully paid and discharged and all financing arrangements between the Loan Parties and the Senior Lender have been terminated. This Agreement shall constitute a continuing agreement of subordination, and the Senior Lender may, without notice to or consent by the Subordinated Creditor, modify any term of the Senior Indebtedness in reliance upon this Agreement.

6. Instrument Legend; No Amendments to Subordinated Indebtedness. Any instrument evidencing the Subordinated Indebtedness will be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Senior Lender pursuant to the terms of this Agreement. The Subordinated Creditor will not agree to any amendment, restatement or other modification of the Subordinated Note or of the other Leonite Documents (as defined in the Loan Agreement), without the prior written consent of the Senior Lender, which will not be unreasonably withheld, conditioned or delayed.

7. Binding Effect. This Agreement shall be binding upon the Subordinated Creditor (and the Subordinated Creditor’s successors and assigns), and shall inure to the benefit of the Senior Lender (and its successors and assigns).

8. Governing Law and Construction. The validity, construction and enforceability of this Agreement shall be governed by the internal laws of the state of New York, without giving effect to the conflict of laws principles thereof.

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Execution Version

9. Consent to Jurisdiction. THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK; AND THE SUBORDINATED CREDITOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE SUBORDINATED CREDITOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SENIOR LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

10. Waiver of Jury Trial. THE SUBORDINATED CREDITOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11. No Obligation to Provide Financial Accommodations. The Subordinated Creditor acknowledges and agrees that this Agreement is executed and delivered to the Senior Lender to induce the Senior Lender to make financial accommodations available to the Borrower, but this Agreement does not obligate the Senior Lender to make any financial accommodations available to the Borrower.

(Signature page follows)

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Execution Version

THE UNDERSIGNED HAS EXECUTED this Subordination Agreement as of the date first above written.

LEONITE CAPITAL LLC

By:	/s/ Avi Geller
Name:	Avi Geller
Its:	CIO

Address for Notices:
1 Hillcrest Center Drive Suite 232
Spring Valley, NY 10977

LOAN PARTIES’ ACKNOWLEDGMENT

The Loan Parties hereby acknowledge receipt of a copy of the foregoing Subordination Agreement, and agree to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

1847 GOEDKER INC.

By:	/s/ Robert D. Barry
Name:	Robert D. Barry
Its:	Chief Financial Officer

1847 GOEDEKER HOLDCO INC.

By:	/s/ Robert D. Barry
Name:	Robert D. Barry
Its:	President

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